Third Quarter 2019 MEMBERMEMBER FDIC FDIC

Forward Looking Statement and Risk Factors This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position and other matters regarding or affecting S&T and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate” ,“estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses; cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; the possibility that the merger transaction with DNB may not be timely completed, if at all; that prior to completion of the merger transaction or thereafter, the parties' respective businesses may not perform as expected due to transaction-related uncertainties or other factors; that the merger parties are unable to implement successful integration strategies; reputational risks and the reaction of the parties' customers to the merger transaction; diversion of management time to merger-related issues; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries. MEMBER FDIC 2

Corporate Profile • Headquartered in Indiana, PA • $7.6 billion in assets (as of 9.30.19) • $1.3 billion market cap (as of 9.30.19) • Locations in 5 markets • Stock symbol: STBA MEMBER FDIC 3

STBA Investment Thesis STBA Investment Thesis The Right Size • Above peer performance • Big enough to: • Demonstrated expense • Provide full complement of discipline and efficiency products and services • Organic growth • Access technology • Strategic and effective mergers • Access capital markets and expansion • Attract talent • Diverse stable markets • Expand - mergers and • Sound asset quality acquisitions/de novo • Small enough to: • Stay close to our customers • Understand our markets • Be responsive MEMBER FDIC 4

Performance Return on Average Assets Return on Average Equity 1.8% 1.6% 1.50% 1.40% 15.0% 1.4% (2) 1.22% Peer(1) 12.5% (2) 11.60% 1.2% 1.13% 1.08% 9.90% Peer(1) 10.61% 1.0% 10.0% 8.94% 8.67% 0.8% 1.03% 7.5% 0.6% 8.37% 5.0% 0.4% 0.2% 2.5% 0.0% 0.0% 2015 2016 2017 2018 3Q YTD 2015 2016 2017 2018 3Q YTD (4) 2019 (4) 2019 Return on Average Tangible Equity(3) 20.0% 17.14% 15.08%(2) 15.30% 15.0% 14.39% 13.71% Peer(1) 10.0% 12.77% 5.0% 0.0% 2015 2016 2017 2018 3Q YTD 2019(4) (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 billion of assets through 2Q19 (2)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures. (3)Refer to appendix for reconciliation of non-GAAP financial measures. MEMBER FDIC 5 (4)Annualized

Expenses Noninterest Expense / Average Assets Efficiency Ratio(2) 3.0% 70% Peer(1) 2.5% 2.30% 2.15% (1) 2.17% 2.10% 2.06% Peer 2.0% 60% 55.86% 54.06% 1.5% 51.77% 52.54% 50.60% 1.0% 50% 0.5% 0.0% 40% 2015 2016 2017 2018 3Q YTD 2015 2016 2017 2018 3Q YTD (3) 2019 2019 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 billion of assets through 2Q19 (2)Refer to appendix for reconciliation of non-GAAP financial measures (3)Annualized MEMBER FDIC 6

Mergers and Expansion Central & Southeast PA Northeast OH Central OH Central PA Upstate NY Signed a definitive agreement to acquire LPO opens in Independence, OH Branch opens in Hillard, OH Integrity Bank acquired LPO opens in Rochester, NY DNB Financial Corp. June 5, 2019 August 13, 2018 March 4, 2019 (LPO 2014) March 4, 2015 March 24, 2015 Northeast OH Western PA Northeast OH Upstate NY Branch opens in Akron, OH LPO Opens in Pittsburgh, PA Branch Opens in Cuyahoga Falls, OH LPO Opens in Buffalo, NY Total Assets December 21, 2015 (LPO 2012) October 31, 2016 April 22, 2019 May 29, 2019 $7,572 $7,500 $7,252 $7,060 $6,943 $7,000 $6,500 $6,318 866 ) s n $6,000 o i l l i m ( $ $5,500 n i 5,452 $5,000 $4,500 $4,000 2015 2016 2017 2018 9.30.19 S&TBank Integrity Bank MEMBER FDIC 7

Strategic Expansion into SE Pennsylvania MEMBER FDIC 8

Overview of DNB Financial Corporation MEMBER FDIC 9

Our Combined Company MEMBER FDIC 10

Transaction Structure MEMBER FDIC 11

Key Assumptions MEMBER FDIC 12

Estimated Pro Forma Financial Metrics MEMBER FDIC 13

Tangible Book Value Per Share Dilution Model assumes a 12/31/2019 closing date (1)Includes the net effect of deferred tax liabilities associated with amortizable intangible assets. (2)Based upon STBA's closing price of $38.75 as of 6/4/2019. Included consideration for 4,331,121 common shares outstanding, in addition to 29,190 unvested shares of restricted stock MEMBER FDIC 14

Asset Quality Nonperforming Loans / Total Loans Net Charge Offs / Average Loans 1.00% 0.50% 0.81% 0.76% 0.77% 0.40% 0.75% 0.70% 0.30% 0.25% 0.26% Peer(1) 0.22% 0.50% 0.42% 0.18% 0.18% 0.20% 0.25% 0.10% Peer(1) 0.00% 0.00% 2015 2016 2017 2018 3Q YTD (2) 2015 2016 2017 2018 9.30.19 2019 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 billion of assets through 2Q19 (2) Annualized MEMBER FDIC 15

Markets S&T Operates in 5 Regional Markets Totals as of 9.30.19 Portfolio Loans - $6,196 Deposits - $5,983 Western PA Western PA Upstate NY 6% $384 60% Other 75% 8% $3,695 7% Central OH $4,492 $523 $409 7% Upstate NY 0% $16 $443 Central OH 1% $67 Northeast OH 2% $97 Northeast OH 15% Central PA 19% $902 $1,151 Central PA Dollars in millions MEMBER FDIC 16

Loans Loan Mix as of 9.30.19 Amount % of Total CRE $2,922 47% C&I 1,627 26% Consumer 1,321 22% Construction 326 5% Total Portfolio Loans $6,196 100% Dollars in millions MEMBER FDIC 17

Deposits Deposit Mix as of 9.30.19 Amount % of Total Money Market $1,661 28% DDA 1,490 25% CD's 1,326 23% Savings 754 12% Int Bear DDA 752 12% Total Deposits $5,983 100% Amount % of Total Personal $3,493 58% Business 2,189 37% Brokered 301 5% Total 5,983 100% MEMBER FDIC 18 Dollars in millions

Senior Management Name Title Years in Banking Years with S&T Todd D. Brice CEO 34 34 David G. Antolik President & Chief Lending Officer 31 29 Mark Kochvar Chief Financial Officer 33 27 Ernest J. Draganza Chief Risk Officer 32 27 Patrick J. Haberfield Chief Credit Officer 32 9 David P. Ruddock Chief Operating Officer 34 34 Rebecca A. Stapleton Chief Banking Officer 31 31 MEMBER FDIC 19

Valuation Stock Performance Total Annualized Shareholder Return Includes reinvested dividends (Data as of Sept 30, 2019) 1 YR 3 YR 5 YR 10 YR STBA (13.35)% 10.65% 12.05% 13.93% S&P 600 Bank (5.68)% 9.63% 11.82% 12.48% NASDAQ Bank (7.95)% 8.81% 10.19% 10.26% S&P 500 4.23% 13.39% 10.82% 13.22% Source: Bloomberg Institutional Ownership 63.15% Insider Ownership 2.15% Source: NASDAQ MEMBER FDIC 20

Performance Performance Summary 3Q YTD 2018 2017 2017 2016 2015 2019 Excludes DTA(3) Net Income (in thousands) $75,965 $105,334 $72,968 $86,401 $71,392 $67,081 Diluted Earnings per Share $2.21 $3.01 $2.09 $2.47 $2.05 $1.98 Dividends Declared per Share $0.81 $0.99 $0.82 $0.77 $0.73 Total Assets (in millions) $7,572 $7,252 $7,060 $6,943 $6,318 Total Loans (in millions) $6,204 $5,949 $5,766 $5,615 $5,063 Total Deposits (in millions) $5,983 $5,674 $5,428 $5,272 $4,877 Return on Average Assets(1) 1.40% 1.50% 1.03% 1.22% 1.08% 1.13% Return on Average Equity(1) 10.61% 11.60% 8.37% 9.90% 8.67% 8.94% Return on Tangible Equity(1)(2) 15.30% 17.14% 12.77% 15.08% 13.71% 14.39% Net Interest Margin (FTE)(1)(2) 3.67% 3.64% 3.56% 3.47% 3.56% Nonperforming Assets/Loans+OREO 0.83% 0.83% 0.42% 0.77% 0.71% Allowance for Loan Losses/Total Portfolio Loans 1.00% 1.03% 0.98% 0.94% 0.96% Net Loan Charge-offs/Average Loans(1) 0.26% 0.18% 0.18% 0.25% 0.22% Risk Based Capital-Total 12.92% 13.21% 12.55% 11.86% 11.60% Tangible Shareholder Equity/Tangible Assets(2) 9.52% 9.28% 8.72% 8.23% 8.24% (1) Annualized basis (2) Refer to appendix for reconciliation of non-GAAP financial measures (3)These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures. MEMBER FDIC 21

Financial Data Income Statement Balance Sheet 3Q YTD 2017 2019 2018 2017 Excludes DTA(1) 2016 2015 9.30.19 2018 2017 2016 2015 Securities $669,226 $684,872 $698,291 $693,487 $660,963 Net Interest Income $182,379 $234,438 $225,733 $203,259 $187,551 Interest-bearing Balances 69,021 82,740 61,965 87,201 41,639 Noninterest Income 37,326 49,181 55,462 54,635 51,033 Loans, Net 6,142,021 5,888,023 5,709,544 5,562,437 5,014,786   Total Revenue 219,705 283,619 281,195 257,894 238,584 Other 691,723 596,586 590,455 599,928 600,966 Noninterest Expense 116,938 145,445 147,907 143,232 136,717   Total Assets $7,571,991 $7,252,221 $7,060,255 $6,943,053 $6,318,354 Provision for Loan Losses 12,767 14,995 13,883 17,965 10,388 Deposits $5,982,692 $5,673,922 $5,427,891 $5,272,377 $4,876,611   Net Income Before Taxes 90,000 123,179 119,405 96,697 91,479 Borrowings 498,700 604,316 683,081 771,164 580,748 Taxes 14,035 17,845 46,437 $33,004 25,305 24,398 Other Liabilities 108,152 38,222 65,252 57,556 68,758   Net Income $75,965 $105,334 $72,968 $86,401 $71,392 $67,081 Equity 982,447 935,761 884,031 841,956 792,237 Diluted Earnings per Share $2.21 $3.01 $2.09 $2.47 $2.05 $1.98   Total Liabilities & Equity $7,571,991 $7,252,221 $7,060,255 $6,943,053 $6,318,354 Dollars in thousands, except per share data (1)These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures. MEMBER FDIC 22

Financial Data Net Interest Margin Loan Portfolio 3Q YTD 2019 2018 2017 2016 2015 Dollars in thousands 9.30.19 2018 2017 2016 2015 Commercial Securities - FTE 2.65% 2.62% 2.48% 2.41% 2.48% Commercial Real Estate $2,922,197 $2,921,832 $2,685,994 $2,498,476 $2,166,603 Commercial & Industrial 1,626,854 1,493,416 1,433,266 1,401,035 1,256,830 Loans - FTE 5.02% 4.72% 4.32% 4.08% 4.09% Construction 314,813 257,197 384,334 455,884 413,444 Total Interest-earning Assets - FTE 4.77% 4.48% 4.09% 3.87% 3.86%   Total Commercial 4,863,864 4,672,445 4,503,594 4,355,395 3,836,877 Consumer Deposits 1.44% 1.01% 0.62% 0.51% 0.37% Residential Mortgage 770,882 726,679 698,774 701,982 639,372 Home Equity 475,024 471,562 487,326 482,284 470,845 Borrowings 2.86% 2.19% 1.27% 0.86% 0.71% Installment and Other Consumer 74,460 67,546 67,204 65,852 73,939 Total Costing Liabilities 1.55% 1.18% 0.72% 0.55% 0.40% Construction 11,535 8,416 4,551 5,906 6,579   Total Consumer 1,331,901 1,274,203 1,257,855 1,256,024 1,190,735 Total Portfolio Loans 6,195,765 5,946,648 5,761,449 5,611,419 5,027,612 Net Interest Margin – FTE(1) 3.67% 3.64% 3.56% 3.47% 3.56% Total Loans Held for Sale 8,371 2,371 4,485 3,793 35,321 Purchase Accounting NIM – FTE(1) 3.66% 3.62% 3.53% 3.41% 3.44%   Total Loans $6,204,136 $5,949,019 $5,765,934 $5,615,212 $5,062,933 Asset Quality Capital Dollars in thousands 9.30.19 2018 2017 2016 2015 9.30.19 2018 2017 2016 2015 Total Nonperforming Loans $49,983 $46,073 $23,938 $42,635 $35,382 Tier 1 Leverage 10.20% 10.05% 9.17% 8.98% 8.96% Nonperforming Loans/ Total Loans 0.81% 0.77% 0.42% 0.76% 0.70% Common Tier 1 – Risk- Based Capital 11.17% 11.38% 10.71% 10.04% 9.77% Nonperforming Assets/ Total Loans + OREO 0.83% 0.83% 0.42% 0.77% 0.71% Net Charge-offs Tier 1 – Risk-Based (Recoveries)(2)/Average Capital 11.49% 11.72% 11.06% 10.39% 10.15% Loans 0.26% 0.18% 0.18% 0.25% 0.22% Allowance for Loan Total – Risk-Based Losses/Total Portfolio Capital 12.92% 13.21% 12.55% 11.86% 11.60% Loans 1.00% 1.03% 0.98% 0.94% 0.96% Allowance for Loan Tangible Common Losses/Nonperforming Equity/Tangible Assets Loans 124% 132% 236% 124% 136% (1) 9.52% 9.28% 8.72% 8.23% 8.24% (1)Refer to appendix for reconciliation of non-GAAP financial measures MEMBER FDIC 23 (2)3Q YTD Annualized

Appendix APPENDIX – Non-GAAP Measures Tangible Shareholders' Equity/Tangible Assets (Non-GAAP) Efficiency Ratio (YTD)(Non-GAAP) 9.30.19 2018 2017 2016 2015 3Q YTD Efficiency ratio (YTD)(non-GAAP) 2019 2018 2017 2016 2015 Total Shareholders’ Equity (GAAP basis) $982,447 $935,761 $884,031 $841,956 $792,237 Noninterest expense $116,938 $145,445 $147,907 $143,232 $136,717 Less: goodwill and other intangible assets (289,538) (290,047) (295,347) (296,580) (298,289) Tax effect of other intangible assets 439 546 1,287 1,719 2,284 Net interest income 182,379 234,438 225,733 203,259 187,551 Plus: taxable equivalent adjustment 2,854 3,804 7,493 7,043 6,123 Tangible shareholders' equity (non-GAAP) 693,348 646,260 589,971 547,095 496,232 Net interest income (FTE) (non-GAAP) 185,233 238,242 233,226 210,302 193,674 Total assets (GAAP basis) 7,571,991 7,252,221 7,060,255 6,943,053 6,318,354 Noninterest income 37,326 49,181 55,462 54,635 51,033 Less: goodwill and other intangible assets (289,538) (290,047) (295,347) (296,580) (298,289) Less: securities (gains) losses, net — — (3,000) — 34 Tax effect of other intangible assets 439 546 1,287 1,719 2,284 Net interest income (FTE) (non-GAAP) plus Tangible assets (non-GAAP) $7,282,892 $6,962,720 $6,766,195 $6,648,192 $6,022,349 noninterest income $222,559 $287,423 $285,688 $264,937 $244,741 Efficiency ratio (YTD)(non-GAAP) 52.54% 50.60% 51.77% 54.06% 55.86% Tangible shareholders' equity/tangible assets (non-GAAP) 9.52% 9.28% 8.72% 8.23% 8.24% Return on Average Tangible Shareholders' Equity (Non-GAAP) Return on Average Equity Return on Tangible Shareholders' Equity 3Q YTD 2017 2017 2019 2018 2017 2016 2015 Net Income $72,968 Net Income $72,968 Net Income (1) $101,564 $105,334 $72,968 $71,392 $67,081 Plus: DTA re-measurement 13,433 Plus: DTA re-measurement 13,433 Plus: amortization of intangibles(1) 680 861 1,233 1,615 1,818 Adjusted net income (non-GAAP) 86,401 Adjusted net income (non-GAAP) 86,401 Tax effect of amortization of intangibles(1) (143) (181) (432) (565) (636) Net income before amortization of intangibles (1) 102,101 106,014 73,769 72,442 68,263 Average assets 872,130 Plus: amortization of intangibles 1,233 Total average shareholders’ equity (GAAP Basis) 956,826 908,355 872,130 823,607 750,069 Plus: DTA re-measurement 589 Tax effect of amortization of intangibles (432) Less: average goodwill and other intangible assets (289,786) (290,380) (295,937) (297,377) (278,130) Adjusted net income before amortization of Average assets (non-GAAP) 872,719 intangibles 87,202 Tax effect of other intangible assets 491 614 1,493 1,992 2,283 Return on average equity (non-GAAP) 9.90% Average total shareholders' equity 872,130 Tangible average shareholders' equity (non-GAAP) $667,531 $618,589 $577,686 $528,222 $474,222 Plus: DTA re-measurement 589 Return on average tangible shareholders' equity (non-GAAP) 15.30% 17.14% 12.77% 13.71% 14.39% Less: average goodwill and other intangible Net Interest Margin Rate (FTE) (Non-GAAP) assets (295,937) 3Q YTD Return on Average Assets Tax effect of average goodwill and other 2019 2018 2017 2016 2015 intangible assets 1,493 Total interest income $238,028 $289,826 $260,642 $227,774 $203,548 2017 Average tangible equity (non-GAAP) $578,275 Less: interest expense (55,649) (55,388) (34,909) (24,515) (15,997) Net Income $72,968 Return on average tangible equity (non-GAAP) 15.08% Net interest income per consolidated statements of net Plus: DTA re-measurement 13,433 income 182,379 234,438 225,733 203,259 187,551 Plus: taxable equivalent adjustment 2,854 3,804 7,493 7,043 6,123 Adjusted net income (non-GAAP) 86,401 Net Income and Diluted Earnings Per Share Net interest income (FTE) (non-GAAP) 185,233 238,242 233,226 210,302 193,674 2017 Purchase accounting adjustment (413) (1,242) (1,839) (2,952) (6,202) Average assets $7,060,232 Net Income $72,968 Purchase accounting net interest income (FTE) (non-GAAP) $184,820 $237,000 $231,387 $207,350 $187,472 Plus: DTA re-measurement 589 Plus: DTA re-measurement 13,433 Average interest earning assets $6,744,127 $6,549,679 $6,549,821 $6,067,151 $5,432,862 Average assets (non-GAAP) 7,060,821 Adjusted net income (non-GAAP) 86,401 Net Interest Margin 3.61% 3.58% 3.45% 3.35% 3.45% Return on average assets (non-GAAP) 1.22% Average shares outstanding - diluted 34,955 Adjustment to FTE Basis 0.06% 0.06% 0.11% 0.12% 0.11% Diluted earnings per share (non-GAAP) $2.47 Net Interest Margin (FTE) (non-GAAP) 3.67% 3.64% 3.56% 3.47% 3.56% Purchase accounting adjustment -0.01% -0.02% -0.03% -0.06% -0.12% (1) Annualized basis MEMBER FDIC 24 Purchase accounting NIM – FTE (non-GAAP) 3.66% 3.62% 3.53% 3.41% 3.44%

Third Quarter 2019 MEMBERMEMBER FDIC FDIC